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                                                                  Exhibit 10.5.1

================================================================================

                               Amendment No. 1 to

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                            dated December 30, 1999,

                                      among

                                  I-Many, INC.

                                       and

                         THE STOCKHOLDERS NAMED THEREIN

================================================================================
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       I-MANY, INC., a Delaware corporation (the "Company"), formerly known as
SCCTechnologies, Inc., and DBV Investments, L.P., a Delaware limited partnership, MSD Portfolio L.P. Investments, a Delaware limited partnership, Vermeer Investments, LLC, a Delaware limited liability company, Black Marlin Investments LLC, a Delaware limited liability company, INSIGHT CAPITAL PARTNERS II, L.P., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P., a Cayman Island limited partnership, INSIGHT CAPITAL PARTNERS III, L.P., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS III-COINVESTORS, L.P., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS (CAYMAN) III, L.P., a Cayman Islands limited partnership, WI SOFTWARE INVESTORS LLC, a Delaware limited liability company, and IMPRIMIS SB, L.P., a Delaware limited partnership and Alan Hyman and Mark Tilly, being the owners of more than 80% of the Restricted Shares (based on Common Stock equivalents) held by all Stockholders who are party to the Amended and Restated Registration Rights Agreement dated December 30, 1999(the "Agreement") the Proctor and Gamble Company ("P&G") hereby agree as follows:

      1. P&G shall be considered an "Investor" as defined in the Agreement, other than for purposes of Section 2 thereof.

      2. In all other respects, the Agreement shall remain in full force and effect.

      The date of this Amendment No. 1 is May 1, 2000.

In witness whereof, the parties have executed this Amendment No. 1 on the date written above.

                                   I-MANY, INC.


                                   By: /s/ Philip M. St. Germain
                                      ------------------------------------------
                                      Name:
                                      Title: Treasurer & CFO


                                   DBV INVESTMENTS, L.P.


                                   By: DRT Capital, L.L.C., its general partner


                                   By: /s/ John Phelan
                                      ------------------------------------------
                                      Name: John Phelan
                                      Title: Manager

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                                   MSD PORTFOLIO L.P. - INVESTMENTS


                                   By: MSD Capital, L.P., its general partner


                                   By: /s/ John Phelan
                                      ------------------------------------------
                                      Name: John Phelan
                                      Title: Managing Principal


                                   VERMEER INVESTMENTS, LLC


                                   By: /s/ John Phelan
                                      ------------------------------------------
                                      Name: John Phelan
                                      Title: Manager


                                   BLACK MARLIN INVESTMENTS, LLC


                                   By: /s/ John C. Phelan
                                      ------------------------------------------
                                      Name: John C. Phelan
                                      Title: Manager


                                   MSD EC I, LLC


                                   By: /s/ John Phelan
                                      ------------------------------------------
                                      Name: John Phelan
                                      Title: Manager


                                   INSIGHT CAPITAL PARTNERS II, L.P.


                                   By: InSight Venture Associates II, LLC, its
                                   General Partner


                                   By: /s/ Jeffrey L. Horing
                                      ------------------------------------------
                                      Jeffrey L. Horing
                                      Member


                                   INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P.


                                   By: Insight Venture Associates II, LLC, its
                                   general Partner


                                   By: /s/ Jeffrey L. Horing
                                      ------------------------------------------
                                      Jeffrey L. Horing
                                      Member

                                       3
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                                   INSIGHT CAPITAL PARTNERS III, L.P.


                                   By: Insight Venture Associates III, LLC, its
                                   general partner


                                   By: /s/ William Doyle
                                      ------------------------------------------
                                      Name: William Doyle
                                      Title:  Managing Member


                                   INSIGHT CAPITAL PARTNERS III-
                                   COINVESTORS, L.P.


                                   By: Insight Venture Associates III, LLC, its
                                   general partners


                                   By: /s/ William Doyle
                                      ------------------------------------------
                                      Name: William Doyle
                                      Title:  Managing Member


                                   INSIGHT CAPITAL PARTNERS (CAYMAN) III, L.P.


                                   By: Insight Venture Associates III, LLC, its
                                   general partner


                                   By: /s/ William Doyle
                                      ------------------------------------------
                                      Name: William Doyle
                                      Title:  Managing Member


                                   WI SOFTWARE INVESTORS LLC


                                   By: Wexford Management LLC, its Investment
                                   Manager


                                   By: /s/ Robert Holtz
                                      ------------------------------------------
                                       Name:
                                       Title:


                                       4

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                                   IMPRIMIS SB, LP.


                                   By: Imprimis SB, GP LLC, its general partner


                                   By: /s/ Robert Holtz
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   /s/ Alan Hyman
                                   ---------------------------------------------
                                   Alan Hyman


                                   /s/ Mark Tilly
                                   ---------------------------------------------
                                   Mark Tilly


                                   THE PROCTER AND GAMBLE COMPANY


                                   By: /s/ Charles E. Pierce
                                      ------------------------------------------
                                   Name: Charles E. Pierce
                                   Title: Vice President - Global and North
                                          American Commercial Products Group


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